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Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Subordinate Voting Shares
of
CELESTICA INC.
Pursuant to the Offer to Purchase Dated April 27, 2015

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON JUNE 1, 2015,
UNLESS THE OFFER IS TERMINATED, EXTENDED OR VARIED.

Offices of the Depositary, Computershare Investor Services Inc. as depositary, for this Offer:

By Mail	By Registered Mail, Hand or Courier
Computershare Investor Services Inc. P.O. Box 7021 31 Adelaide St. E. Toronto, ON M5C 3H2 Attention: Corporate Actions	Computershare Investor Services Inc. 100 University Avenue 8th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

The United States Forwarding Agent is Computershare Trust Company, N.A.

By Mail	By Hand or Courier
Computershare Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3014 Attention: Corp Act CPU Canada	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 Attention: Corp Act CPU Canada

For Information
Toll Free (North America): 1-800-564-6253
Overseas: 1-514-982-7555
Email: corporateactions@computershare.com

This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it, or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for DTC book-entry transfer set forth in Section 4 of the Offer to Purchase (as defined below).

TO:	Celestica Inc. (the "Corporation" or "Celestica")
AND TO:	Computershare Investor Services Inc., as depositary (the "Depositary")

The undersigned delivers to the Corporation the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer to Purchase dated April 27, 2015 (together with any amendments, supplements or variations thereto, the "Offer to Purchase") regarding withdrawal, irrevocably accepts the Offer (as defined below) for such Shares upon the terms and conditions contained in the Offer to Purchase and the accompanying issuer bid circular (the "Circular"). The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Certificate Number	Name in which Certificate is Registered	Number of Shares Represented by Certificate	Number of Shares Tendered*

TOTAL:

*
If you desire to tender fewer than all Shares evidenced by any certificates listed above, indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be considered to have been tendered. See Instruction 4 in this Letter of Transmittal.

Shareholders who accept the Offer through a book-entry transfer through CDS or through DTC's ATOP procedures (each as defined in the Offer to Purchase) will be deemed to have completed and submitted a Letter of Transmittal and will be bound by the terms hereof.

Delivery of this instrument to an address other than those shown above does not constitute a valid delivery.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned hereby tenders to the Corporation the subordinate voting shares of the Corporation (the "Shares") at the price per Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender (as defined in the Offer to Purchase), as specified below, payable in cash (subject to applicable withholding taxes, if any), without interest, and upon the terms and subject to the conditions set forth in the Offer to Purchase, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery (which documents, as amended or supplemented from time to time, collectively constitute the "Offer").

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase, the terms of the Offer to Purchase shall prevail.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Shares tendered pursuant to the Offer. Holders of Shares ("Shareholders") whose certificates are not immediately available or who cannot deliver to the Depositary their certificates for Shares and all other documents which this Letter of Transmittal requires prior to the Expiration Time (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer prior to the Expiration Time, may only tender their Shares according to the guaranteed delivery procedure set forth in the Offer to Purchase under "Procedure for Tendering Shares". See Instruction 2 in this Letter of Transmittal. If your Shares are held through a broker, dealer, commercial bank, trust company or other nominee, you must request that such nominee tender your Shares for you. A Shareholder who wishes to tender Shares under the Offer and whose certificate is registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Shares under the Offer. It is likely that such broker, dealer, commercial bank, trust company or other nominee has an earlier deadline, for administrative reasons, for each Shareholder to act to provide instructions to tender Shares on their behalf. As such, Shareholders are urged to contact their broker, dealer, commercial bank, trust company or other nominee to confirm any earlier deadline.

Shareholders should carefully consider the income tax consequences of tendering Shares under the Offer. See "Income Tax Consequences" in the Circular that accompanies this Letter of Transmittal.

Subject to and effective upon acceptance for purchase of the Shares tendered hereby, pursuant to an Auction Tender (as defined in the Offer to Purchase) or pursuant to a Purchase Price Tender (as defined in the Offer to Purchase) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Corporation all rights, title and interest in and to all Shares tendered hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned's status as a Shareholder of the Corporation and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Shares or any of them on or after the date upon which the Shares are taken up and paid for under the Offer, and hereby irrevocably constitutes and appoints the Depositary and any officer of the Corporation as attorney-in-fact of the undersigned with respect to such Shares, effective from the time the Corporation takes up and pays for such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

  (a)
  deliver certificates for such Shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Corporation upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as hereinafter defined);

  (b)
  present certificates for such Shares for cancellation and transfer on the Corporation's books; and

  (c)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

  (a)
  the undersigned understands that tendering Shares under any one of the procedures described in the Offer to Purchase and the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation that (i) the undersigned has a "net long position" in Shares being tendered or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act;

  (b)
  the undersigned has full power and authority to tender, sell, assign and transfer the deposited Shares and any and all dividends, distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred on or in respect of the deposited Shares with a record date on or after the date that Celestica takes up and accepts for purchase the deposited Shares and that, if the tendered Shares are taken up and accepted for purchase by Celestica, Celestica will acquire good title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom;

  (c)
  on request, the undersigned will execute and deliver any additional documents that the Depositary or the Corporation deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares tendered hereby; and

  (d)
  the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares tendered hereby. The certificates representing Shares tendered and the number of Shares that the undersigned wishes to tender should all be indicated in the appropriate boxes. If the tender is being made pursuant to an Auction Tender, the purchase price at which such Shares are being tendered should be indicated in Box B — "Auction Tender".

The undersigned understands that he or she must indicate whether the Shares are being tendered pursuant to an Auction Tender or a Purchase Price Tender by completing Box A — "Type of Tender". All Shares tendered by a Shareholder and which have not been properly withdrawn, who fails to specify any Auction Tender price for his or her Shares or fails to indicate that he or she has tendered his or her Shares pursuant to the Auction Tender or Purchase Price Tender will be considered to have tendered his or her Shares pursuant to the Purchase Price Tender.

The undersigned understands that the Corporation will determine a single price per Share (the "Purchase Price"), which will not be less than US$11.70 per Share or more than US$13.30 per Share, that is the lowest price that enables it to purchase the maximum number of Shares properly tendered and not properly withdrawn pursuant to the Offer having an aggregate purchase price not exceeding US$350,000,000.00, taking into account the number of Shares tendered pursuant to Auction Tenders and pursuant to Purchase Price Tenders and the prices specified by Shareholders tendering Shares pursuant to Auction Tenders. If the Purchase Price is determined to be US$11.70 (which is the minimum Purchase Price under the Offer), the maximum number of Shares that may be purchased by the Corporation is 29,914,529 Shares. For the purpose of determining the Purchase Price, Shares tendered pursuant to a Purchase Tender will be considered to have been tendered at US$11.70 per Share (which is the minimum Purchase Price under the Offer). Shares tendered pursuant to an Auction Tender will not be purchased by the Corporation pursuant to the Offer if the price specified by the Shareholder is greater than the Purchase Price. A Shareholder who wishes to tender Shares but who does not wish to specify a price at which such Shares may be purchased by the Corporation should make a Purchase Price Tender. Shareholders who properly tender Shares without making a valid Auction Tender or Purchase Price Tender will be deemed to have made a Purchase Price Tender.

The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the pro-ration provisions described in the Offer), all Shares properly tendered and not properly withdrawn pursuant to an Auction Tender at prices at or below the Purchase Price and pursuant to Purchase Price Tenders will be purchased at the Purchase Price per Share, payable in cash (subject to applicable withholding taxes, if any), for all Shares purchased. Certificates for all Shares not purchased under the Offer (including Shares tendered pursuant to an Auction Tender at prices greater than the Purchase Price and Shares not purchased because of pro-ration), or properly withdrawn, will be returned (in the case of certificates representing Shares all of which are not purchased) or replaced with new certificates representing the balance of Shares not purchased (in the case of certificates representing Shares of which less than all are purchased), promptly after the Expiration Time or the date of withdrawal of the Shares, without expense to the Shareholder. The undersigned understands that a Shareholder who desires to tender Shares at more than one price or under both an Auction Tender and a Purchase Price Tender must complete a separate Letter of Transmittal for each price at which Shares are tendered.

The undersigned understands that if the aggregate purchase price for the Shares properly tendered and not properly withdrawn pursuant to the Offer by Purchase Price Tender or by Auction Tender at a price not greater than the Purchase Price (the "Successfully Tendered Shares") by Shareholders (the "Successful Shareholders") exceeds US$350,000,000.00, then the Successfully Tendered Shares will be purchased on a pro rata basis according to the number of Shares tendered by the Successful Shareholders (with adjustments to avoid the purchase of fractional Shares), except that "Odd Lot" tenders will not be subject to pro-ration. See "Number of Shares and Pro-Ration" in the Offer to Purchase. The Corporation's determination as to pro-ration shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Corporation may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Shares tendered, fewer than all of the Shares tendered hereby. The undersigned understands and acknowledges that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated on record, unless otherwise indicated under Box F below. The undersigned recognizes that the Corporation has no obligation, pursuant to the Payment and Delivery Instruction, to transfer any certificates for Shares from the name of the registered owner.

The undersigned understands and acknowledges that acceptance of Shares by the Corporation for payment will constitute a binding agreement between the undersigned and the Corporation, effective as of the Expiration Time, upon the terms and subject to the conditions of the Offer.

The undersigned understands and acknowledges that payment for Shares accepted for payment pursuant to the Offer will be made by the Corporation by delivering the aggregate purchase price for such Shares to the Depositary (by bank transfer or other means satisfactory to the Depositary), which will act as agent for Shareholders who have properly tendered Shares in acceptance of the Offer and have not withdrawn them, for the purposes of receiving payment from the Corporation and transmitting payment to such Shareholders. The undersigned further understands and acknowledges that receipt by the Depositary from the Corporation of payment for such Shares will be deemed to constitute receipt of payment by such Shareholders. Under no circumstances will interest be paid by the Corporation or the Depositary by reason of any delay in paying for any Shares or otherwise.

The undersigned instructs the Corporation and the Depositary to issue the payment for the Purchase Price (subject to applicable withholding taxes, if any) for such of the tendered Shares as are purchased to the order of the undersigned or the name listed and mailed to the address indicated in Box E, unless otherwise indicated under Box F below. Such payment will be received in U.S. dollars.

Cash amounts will be denominated in U.S. dollars. However, a registered Celestica shareholder can elect to use the Depositary's currency exchange services to convert such payment into Canadian dollars by checking the appropriate box in Box J, in which case such Celestica shareholder will have acknowledged and agreed that the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the prevailing market rate(s) available to the Depositary on the date of the currency conversion. All risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder's sole account and will be at such Shareholder's sole risk and expense, and neither Computershare nor Celestica are responsible for any such matters.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

If a certificate for Shares has been lost, stolen or destroyed, complete this Letter of Transmittal, along with a letter describing the loss, theft or destruction and providing a telephone number, and deliver to the Depositary. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

The undersigned agrees not to vote any of the tendered Shares taken up and paid for under the Offer, or distributions on such Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Corporation, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of the Corporation, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to the Corporation, in respect of any such tendered Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by the Corporation as the proxyholder of the undersigned in respect of such tendered Shares or distributions consisting of securities.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l'offre et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A TYPE OF TENDER

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. Shares are being tendered hereby pursuant to:

☐	An Auction Tender (Please complete Box B)	☐	A Purchase Price Tender (Please complete Box C)

BOX B AUCTION TENDER PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

This box MUST be completed if Shares are being tendered pursuant to an Auction Tender.
Check the appropriate box to indicate the Auction Tender price.

Check only one box. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender.

If portions of shareholdings are being tendered at different prices, use a separate Letter of Transmittal for each price specified. See Instruction 5 of the Letter of Transmittal.

☐ US$11.70	☐ US$11.80	☐ US$11.90
☐ US$12.00	☐ US$12.10	☐ US$12.20
☐ US$12.30	☐ US$12.40	☐ US$12.50
☐ US$12.60	☐ US$12.70	☐ US$12.80
☐ US$12.90	☐ US$13.00	☐ US$13.10
☐ US$13.20	☐ US$13.30

BOX C PURCHASE PRICE TENDER
This box MUST be completed if Shares are being tendered pursuant to a Purchase Price Tender.
The undersigned either (check one):
☐ is tendering Shares beneficially owned by the undersigned; or
☐ is a broker, dealer, commercial bank, trust company or other nominee that is tendering, for the beneficial owners thereof, Shares with respect to which it is the owner of record (list attached).

BOX D ODD LOTS (See Instruction 6)
To be completed ONLY if Shares are being tendered by or on behalf of persons beneficially owning an aggregate of fewer than 100 Shares at the Expiration Time.
The undersigned either (check one):
☐ will be the beneficial owner of an aggregate of fewer than 100 Shares at the Expiration Time, all of which are tendered; or
☐

is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner will own an aggregate of fewer than 100 Shares at the Expiration Time and is tendering all such Shares.

BOX E ENTITLEMENT DELIVERY

All cash/share entitlement payments will be issued and mailed to your existing registration unless otherwise stated. If you would like your cash/share payments issued to a different name or address, please complete Box F.
/ / MAIL CHEQUE/CERTIFICATE TO ADDRESS ON RECORD
/ / MAIL CHEQUE/CERTIFICATE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX F)
/ / HOLD CHEQUE/CERTIFICATE FOR PICKUP AT COMPUTERSHARE OFFICE (CHECK LOCATION)
☐ TORONTO ☐ MONTREAL ☐ VANCOUVER ☐ CALGARY
/ / DELIVER FUNDS VIA DIRECT DEPOSIT/CREDIT (COMPLETE BOX G)
NOTE: BY CHECKING THIS BOX YOU ARE AGREEING TO RECEIVE ALL FUTURE COMPUTERSHARE CASH PAYMENTS ISSUED FROM THIS ACCOUNT BY THE DIRECT CREDIT INFORMATION PROVIDED IN BOX G

BOX F ISSUE PAYMENT IN THE NAME OF*:
☐ CHECK BOX IF SAME AS EXISTING REGISTRATION
(NAME)
(STREET NUMBER & NAME)
(CITY AND PROVINCE/STATE)
(COUNTRY AND POSTAL/ZIP CODE)
(TELEPHONE NUMBER (BUSINESS HOURS))
*If this name is different from your registration, please provide supporting transfer requirements (see Instructions 1 and 7)

BOX G — DIRECT DEPOSIT/CREDIT*
(See Instruction 12 for help completing the below)
Name(s) that appears on the account at your financial institution — this MUST be the same name and address that your shares are registered to

Name of Financial Institution (Must be either a U.S. or Canadian bank, and a member of the Canadian Payments Association)

Branch Address	Province/State	Postal/Zip

Below: If your receiving bank is Canadian, complete only the 'Canadian Banks' line. If your receiving bank is U.S., complete only the 'U.S. Banks' line.
	Financial Institution #	Branch Transit Number	Bank Account Number (do not include dashes)
Canadian Banks

	Routing Number	Bank Account Number (do not include dashes)
U.S. Banks

*Please note that there is a $5 direct credit banking fee that is automatically deducted against your payment. The fee will be charged in United States dollars, unless Shareholders elect to use the Depositary's currency exchange services to convert their payment into, and have such payment made in, Canadian dollars by checking the appropriate box in Box J, below.

BOX H NOTICE OF GUARANTEED DELIVERY
☐ Check here if certificates for tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:
Name of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution Which Guaranteed Delivery:

BOX I SIGNATURE GUARANTEE (SEE INSTRUCTION 1, 2, & 7)
(AUTHORIZED SIGNATURE — GUARANTOR)
(NAME)
(TITLE)
(FIRM)
(TELEPHONE NUMBER)
(EMAIL ADDRES)
(DATE)

BOX J CURRENCY ELECTION

All cash payments will be made in United States dollars, unless Shareholders elect to use the Depositary's currency exchange services to convert their payment into, and have such payment made in, Canadian dollars by checking the box below. If you do not check the below box, your payment will be issued in $USD.

☐ Check here if you wish to have your cash entitlement paid in Canadian dollars ($CAD)

Notice: By checking the box above, you acknowledge and agree that (a) the exchange rate for one United States dollar expressed in Canadian dollars will be the rate available from Computershare Trust Company of Canada, in its capacity as foreign exchange service provider, on the date the funds are converted, which rate will be based on the prevailing market rate on the date the funds are converted, and (b) the risk of any fluctuations in such rates, including risks relating to the particular date and time at which funds are converted, will be solely borne by you, the Shareholder. Computershare Trust Company of Canada will act as principal in such currency conversion transactions. If you wish to receive your payment in Canadian dollars, your certificate(s) and this validly completed and duly signed Letter of Transmittal must be delivered to the Depositary.

BOX K JURISDICTION OF RESIDENCE
(Please check the appropriate box)
I/we hereby declare that the registered holder(s) of the certificates tendered hereunder:
☐ IS/ARE
☐ IS NOT/ARE NOT
resident(s) of Canada for purposes of the Income Tax Act (Canada).

Note: A non-resident of Canada is a person that is not resident, or deemed not to be resident, in Canada for purposes of the Income Tax Act (Canada) or a partnership that is not a "Canadian partnership" as defined in the Income Tax Act (Canada).

BOX L SHAREHOLDER SIGNATURE

Must be duly executed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title.

AUTHORIZED SIGNATURE:	AREA CODE AND PHONE NUMBER
NAME(S):	DATE:
CAPACITY	U.S. Shareholders must provide their Taxpayer Identification No. or Social Security No. and complete Form W-9; Canadian Shareholders must provide their Social Insurance No.
ADDRESS	SSN, SIN, TIN, etc.

INSTRUCTIONS
Forming Part of the Terms of the Offer

1.     Signature Guarantees.

  No guarantee of a signature is required if either:

  (a)
  this Letter of Transmittal is duly executed by the registered holder of the Shares tendered with this Letter of Transmittal exactly as the name of the registered holder appears on the certificate tendered herewith, and payment and delivery are to be made directly to such registered holder pursuant to the information provided in Box E and Box F, if applicable, above; or

  (b)
  such Shares are tendered for the account of a Canadian Schedule I chartered bank, a Canadian trust company, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an "Eligible Institution"). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box I — "Signature Guarantee". See Instruction 7 in this Letter of Transmittal.

2.     Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

  Certificates for all physically tendered Shares together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Time (as defined in the Offer to Purchase).

  Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary prior to the Expiration Time, or the procedures for book-entry transfer cannot be completed on a timely basis, may only tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided (or an executed facsimile thereof) by the Corporation with the Offer to Purchase (indicating the type of tender and, in the case of an Auction Tender, the price at which Shares are being tendered) to the Depositary prior to the Expiration Time, which must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in the Offer to Purchase under "Procedure for Tendering Shares — Guaranteed Delivery". Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), or a Book-Entry Confirmation or Agent's Message in lieu thereof in the case of a book-entry transfer, relating to such Shares, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto, Ontario or the United States office of the Depositary, before 5:00 p.m. (Eastern time) on or before the third trading day on the Toronto Stock Exchange (the "TSX") and the New York Stock Exchange (the "NYSE") after the Expiration Time.

  The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by facsimile transmission to the Toronto, Ontario or the United States office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery prior to the Expiration Time.

  Notwithstanding any other provision hereof, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such Shares, or timely confirmation of the book-entry transfer of such Shares, a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares, with signatures that are guaranteed if so required, or a Book-Entry Confirmation or Agent's Message (as such terms are defined in the Offer to Purchase) and any other documents required by the Letter of Transmittal.

  The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently delivered.

  The method of delivery of all documents, including certificates for Shares, is at the election and risk of the tendering Shareholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, registered mail, properly insured, is recommended, and it is suggested that mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Depositary on or prior to such time.

  The Corporation will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent tenders. All tendering Shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.     Inadequate Space.

  If the space provided in the Box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.     Partial Tenders and Unpurchased Shares.

  If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the address indicated in Box E, unless otherwise indicated under Box F on this Letter of Transmittal, promptly after the Expiration Time. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

5.     Indication of Type of Tender; Indication of Price at Which Shares are being Tendered.

  (a)
  To tender Shares, the Shareholder must complete Box A — "Type of Tender" on this Letter of Transmittal or, if applicable, on the Notice of Guaranteed Delivery, indicating whether he or she is tendering Shares pursuant to an Auction Tender (Box B) or a Purchase Price Tender (Box C). Only one box may be checked. If more than one box is checked or if no box is checked, all Shares identified above will be deemed to have been tendered pursuant to the Purchase Price Tender. The same Shares cannot be tendered, unless previously properly withdrawn as provided in the Offer to Purchase, pursuant to both an Auction Tender and a Purchase Price Tender or pursuant to Auction Tenders at more than one price. However, if a Shareholder desires to tender Shares in separate lots at a different type of tender for each lot, such Shareholder must complete a separate Letter of Transmittal or, if applicable, a Notice of Guaranteed Delivery for each lot which the Shareholder is tendering.

  (b)
  For Shares to be properly tendered pursuant to an Auction Tender, the Shareholder must complete Box B — "Auction Tender" on this Letter of Transmittal indicating the price per Share (in increments of US$0.10 per Share) at which he or she is tendering Shares. A Shareholder wishing to tender portions of his or her Shares pursuant to Auction Tenders at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered pursuant to Auction Tenders (unless previously properly withdrawn as provided in the Offer to Purchase under "Withdrawal Rights") at more than one price. No price can be specified by Shareholders making a Purchase Price Tender.

6.     Odd Lots.

  As described in the Offer to Purchase under "Number of Shares and Pro-Ration", if the Corporation is to purchase less than all Shares tendered prior to the Expiration Time, the Shares purchased first will consist of all Shares so tendered by any Shareholder who will own beneficially, at the Expiration Time, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares under Auction Tenders at or below the Purchase Price or under Purchase Price Tenders. This preference will not be available unless Box D — "Odd Lots" is completed. Furthermore, partial tenders will not qualify for this preference and this preference is not available to holders of 100 or more Shares even if holders have separate certificates for fewer than 100 Shares or hold fewer than 100 Shares in different accounts.

7.     Signatures on Letter of Transmittal, Stock Power and Endorsements.

  (a)
  If Box L in this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

  (b)
  If the Shares are registered in the names of the two or more joint owners, each such owner must sign in Box L in this Letter of Transmittal.

  (c)
  If any tendered Shared are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  (d)
  When this Letter of Transmittal is duly executed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered by the undersigned or not purchased by the Corporation, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

  (e)
  If this Letter of Transmittal or any certificates or stock powers are duly executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation or the Depositary of their authority to so act.

8.     Payment and Delivery Instruction.

  The signatory of this Letter of Transmittal must identify to whom a cheque, electronic payment and/or certificates should be issued by completing Box E. Such cheque, electronic payment and/or certificates will be sent to the address indicated in Box F, unless a cheque evidencing payment for Shares tendered is to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, in which case Box E (with the box for "pick-up" checked) on this Letter of Transmittal must be completed.

9.     Jurisdiction of Residence.

  Each Shareholder tendering Shares to the Depositary must represent as to whether or not such Shareholder is a resident of Canada for the purposes of the Income Tax Act (Canada) by completing Box K. If no box is checked in Box K — "Jurisdiction of Residence", no valid tender is made.

10.   Electronic Payment Authorization Form

  Please contact your bank if you have any doubt about the information you are providing in Box G. Please note that your receiving bank may charge fees for receiving direct deposit payments on your behalf. You must complete all relevant sections of the direct deposit instruction. Neither Celestica nor Computershare is liable for electronic payments that do not transmit through the banking system. Any funds which are returned due to incorrectly supplied information will be returned to the Shareholder in the form of a cheque less any additional fees. It is imperative that the name on your account is the same as your Shares are registered and the currency in which your account is denominated is the same as your payment. If not, the direct credit may not be completed and a cheque will be automatically issued in lieu of a direct deposit.

  Canadian Residents

  In order to receive payments directly to your bank account, you'll need to provide us with your branch transit number, financial institution number, and bank account number. You can usually find these numbers on the cheques issued for your chequing account. The branch transit number, financial institution number, and bank account number are located at the bottom edge of your cheque. Branch transit numbers are always 5 digits long and financial institution numbers are always 3 digits long. Bank account numbers may be up to 12 digits long. If you are unsure where to find these numbers, please call your bank for confirmation. When completing Box G, you do not need to add spaces or hyphens.

  United States Residents

  The Routing Number is a nine digit numerical code used to identify an individual branch of a financial institution in United States (US). The format of the US Routing Number is AAAABBBBC where:

  •
  AAAA is the four digit numeric Federal Reserve Routing symbol

  •
  BBBB is the four digit numeric American Bankers Association (ABA) Institution Identifier

  •
  C is a one digit numeric check digit

  Your Account Number is also required. When completing Box G, you do not need to add spaces or hyphens.

11.   Irregularities.

  All questions as to the number of Shares to be taken up, the price to be paid therefore, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, will be determined by the Corporation, in its sole discretion, acting reasonably, which determination will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding or as required by law. The Corporation reserves the absolute right to reject any or all tenders of Shares determined by it in its sole discretion not to be in proper form or completed in accordance with the Instructions herein and in the Offer or the acceptance for payment of, or payment for, which may, in the opinion of the Corporation's counsel, be unlawful. The Corporation also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of any particular Shares, in each case prior to the Expiration Time. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. The Corporation will not be liable for failure to waive any condition of the Offer or any defect or irregularity in any tender of Shares. None of the Corporation, the Depositary, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in notices of withdrawal, nor shall any of them incur any liability for failure to give any such notice. The Corporation's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

12.   Questions and Requests for Assistance and Additional Copies.

  Questions and requests for assistance may be directed to the Depositary at the addresses and telephone and facsimile numbers set forth herein or to the Dealer Managers at the addresses and telephone number set forth on the back cover of the Offer to Purchase and Circular. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank or trust company.

13.   Internal Revenue Service Form W-9 and Internal Revenue Service Form W-8.

  Each Shareholder tendering Shares to the Depositary (and, if applicable, the other person designated in Box F above to be issued any cheque or wire payment) that is a "U.S. person" within the meaning of the United States Internal Revenue Code of 1986, as amended (a "U.S. Shareholder") is required to provide the Depositary with a correct U.S. taxpayer identification number ("TIN"), which is generally the Shareholder's social security number or federal employer identification number, together with certain other information, on Internal Revenue Service ("IRS") Form W-9. IRS Form W-9 and instructions are provided below. Shareholders who are not U.S. Shareholders, but who provide an address for receipt of payments within the United States must, unless an exemption applies, complete an appropriate IRS Form W-8 and provide such IRS Form W-8 to the Depositary. An appropriate IRS Form W-8 may be obtained from the Depositary. Such forms also are available on the IRS website at www.irs.gov. Failure to provide the information on IRS Form W-9 or on IRS Form W-8, as applicable, may subject the tendering Shareholder to a US$50 or greater penalty and/or backup withholding imposed by the IRS. For information respecting withholding tax on payments to non-residents of Canada, refer to the Circular under "Income Tax Consequences". U.S. Shareholders should also see "Important U.S. Tax Information for U.S. Shareholders" below.

14.   Governing Law.

  The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein and applicable U.S. securities laws.

IMPORTANT: This Letter of Transmittal or a manually signed photocopy of it (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Time.

 PRIVACY NOTICE

Computershare Investor Services Inc. is committed to protecting your personal information. In the course of providing services to you and its corporate clients, it receives non-public personal information about you — from transactions it performs for you, forms you send it, other communications it has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. It uses this to administer your account, to better serve your and its clients' needs and for other lawful purposes relating to its services. It has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at www.computershare.com, or by writing the Depositary at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare Investor Services Inc. will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

IMPORTANT U.S. TAX INFORMATION FOR U.S. SHAREHOLDERS AND
CERTAIN OTHER SHAREHOLDERS

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Shareholder tendering Shares must, unless an exemption applies, provide the Depositary with such Shareholder's TIN, certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a U.S. Shareholder does not timely provide such Shareholder's correct TIN or fails to provide the required certifications, the IRS may impose a penalty of US$50 on such Shareholder and payment to such Shareholder pursuant to the Offer may be subject to backup withholding currently at a rate of 28%. In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, Shareholders who are not U.S. Shareholders, but who provide an address for receipt of payments within the United States must, unless an exemption applies, complete an appropriate IRS Form W-8 and provide such IRS Form W-8 to the Depositary. If such Shareholder does not timely provide the information described above, payment to such Shareholder pursuant to the Offer may be subject to backup withholding currently at a rate of 28%. All U.S. Shareholders and all Shareholders who are not U.S. Shareholders, but who provide an address for receipt of payments within the United States pursuant to the Offer, tendering Shares should complete and sign the IRS Form W-9 or applicable IRS Form W-8 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Corporation and the Depositary).

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained from the IRS by the Shareholder by making a timely filing with the IRS.

The tendering Shareholder is required to give the Depositary the TIN, if applicable, of the record holder of the Shares. If the Shares are held in more than one name or are not registered in the name of the actual owner, consult the "Part II. Certification" in the enclosed instructions to IRS Form W-9 for additional guidance on which number to report. Certain Shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding, including in respect of non-U.S. Shareholders as described above. Exempt U.S. Shareholders should indicate their exempt status on the IRS Form W-9. See the enclosed IRS Form W-9 and instructions for more information. Shareholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:	4 Exemptions (codes apply only
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate	to certain entities, not individuals;
see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > ......	Exempt payee code (if any) .....
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) .....
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
or Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

 Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples or information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

     By signing the filled-out form, you:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

     4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

     In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust) the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

     Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

     If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

     a.    Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

     b.    Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

     c.    Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

     d.    Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

     e.    Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

     The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

     1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

     2 — The United States or any of its agencies or instrumentalities

     3 — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

     5 — A corporation

     6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

     7 — A futures commission merchant registered with the Commodity Futures Trading Commission

     8 — A real estate investment trust

     9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

     10 — A common trust fund operated by a bank under section 584(a)

     11 — A financial institution

     12 — A middleman known in the investment community as a nominee or custodian

     13 — A trust exempt from tax under section 664 or described in section 4947

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 5 [2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

     A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

     B — The United States or any of its agencies or instrumentalities

     C — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

     E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

     F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

     G — A real estate investment trust

     H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

     I — A common trust fund as defined in section 584(a)

     J — A bank as defined in section 581

     K — A broker

     L — A trust exempt from tax under section 664 or described in section 4947(a)(1)

     M — A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Form W-9 (Rev. 12-2014)	Page 4

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

Form W-9 (Rev. 12-2014)	Page 5

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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